Exhibit 10.23

____________ __, 2017

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, Minnesota 55403

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

Re:   Initial Public Offering

Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Black Ridge Acquisition Corp., a Delaware corporation (the “Company”), and EarlyBirdCapital, Inc. as representative (the “Representative”) of the several Underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), one right to receive one-tenth of one share of Common Stock (each, a “Right”) and one warrant, each whole warrant exercisable for one share of Common Stock (each, a “Warrant”). Certain capitalized terms used herein are defined in paragraph 13 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1.       If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, whether acquired before, in or after the IPO, in favor of such Business Combination.

2.       In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Certificate of Incorporation, as the same may be amended from time to time, the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem 100% of the Common Stock sold as part of the Units in the IPO (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to the Company to pay its income and other taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to his shares of Founders’ Common Stock (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants or Rights, all rights of which will terminate on the Company’s liquidation.

3.       The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business the Company is seeking to acquire, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4.       Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.” Notwithstanding the foregoing, the undersigned and any affiliate of the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

5.       Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

2

6.       The undersigned will place into escrow all of his shares of Founders’ Common Stock, if any, pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent.

7.       (a)      In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any target business that has a fair market value of at least 80% of the assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the income accrued on the Trust Account), subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b)     The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8.       The undersigned agrees to be an Officer and/or Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a)	he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)	he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c)	he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

9.         The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an Officer and/or Director of the Company.

3

10.       The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11.       The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the ability of holders of IPO Shares to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of the IPO Shares if the Company does not complete a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation unless the Company provides public stockholders with the opportunity to convert their IPO Shares upon such approval in accordance with the charter.

12.       This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

13.       As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” shall mean all officers, directors and sponsors of the Company immediately prior to the IPO; (iii) “Founders’ Common Stock” shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO; (v) “Private Units” shall mean the units that are being sold privately by the Company simultaneously with the consummation of the IPO; (vi) “Trust Account” shall mean the trust account into which a portion of the net proceeds of the Company’s IPO will be deposited; and (vii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-220516) filed with the Securities and Exchange Commission.

4

14.       This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

15.       The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

16.       This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of a Business Combination and (ii) the liquidation of the Company; provided, that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

[Signature Page Follows]

5

Print Name of Insider

Signature

Acknowledged and Agreed:

Black Ridge Acquisition Corp.

By:
Name:
Title:

6

____________ __, 2017

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, Minnesota 55403

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

Re:       Initial Public Offering

Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Black Ridge Acquisition Corp., a Delaware corporation (the “Company”), and EarlyBirdCapital, Inc. as representative (the “Representative”) of the several Underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), one right to receive one-tenth of one share of Common Stock (each, a “Right”) and one warrant, each whole warrant exercisable for one share of Common Stock (each, a “Warrant”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees with the Company as follows:

1.            If the Company solicits approval of its stockholders of a Business Combination, each of the undersigned will vote all shares of Common Stock beneficially owned by it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2.            In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Certificate of Incorporation, as the same may be amended from time to time, each of the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem 100% of the Common Stock sold as part of the Units in the IPO (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to the Company to pay its income and other taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Each of the undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to the shares of Founders’ Common Stock owned by the undersigned (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. In the event of the liquidation of the Trust Account, Black Ridge Oil & Gas, Inc. agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.05 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Each of the undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants or Rights, all rights of which will terminate on the Company’s liquidation.

3.            Each of the undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business the Company is seeking to acquire, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4.            Neither of the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5.            Neither of the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

6.            (a)            Black Ridge Oil & Gas, Inc. will place into escrow all shares of Founders’ Common Stock, portions of which shall be subject to forfeiture in the event the Underwriters do not exercise their over-allotment option in full, pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with Black Ridge Oil & Gas, Inc. and an escrow agent.

(b)            Black Ridge Oil & Gas, Inc. agrees that until after the Company consummates a Business Combination, the undersigned’s Private Units (and underlying securities) will be subject to the transfer restrictions described in the subscription agreement relating to the undersigned’s Private Unit purchase.

7.            (a)            In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, each of the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b)            Each of the undersigned agrees not to participate in the formation of, or become an officer or director of, any blank check company until the Company has entered into a definitive agreement regarding its initial Business Combination or the Company has failed to complete an initial Business Combination within the time period set forth in the Company’s Certificate of Incorporation as the same may be amended from time to time.

8.            Ken DeCubellis agrees to be the Chairman of the Board and Chief Executive Officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. Mr. DeCubellis’ biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. Mr. DeCubellis’ FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. Mr. DeCubellis represents and warrants that:

(a)	he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)	he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c)	he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

9.            Each of the undersigned has full right and power, without violating any agreement by which he or it is bound, to enter into this letter agreement and with respect to Mr. DeCubellis, to serve as an officer of the Company.

10.          Each of the undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and each agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11.          Each of the undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the ability of holders of IPO Shares to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of the IPO Shares if the Company does not complete a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation unless the Company provides public stockholders with the opportunity to convert their IPO Shares upon such approval in accordance with the charter.

12.          In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, Black Ridge Oil & Gas, Inc. agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.

13.          This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

14.          As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” shall mean all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Founders’ Common Stock” shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO; (v) “Private Units” shall mean the units that are being sold privately by the Company simultaneously with the consummation of the IPO; (vi) “Trust Account” shall mean the trust account into which a portion of the net proceeds of the IPO will be deposited; and (vii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-220516) filed with the Securities and Exchange Commission.

15.          This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

16.          Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

17.          Each of the undersigned acknowledges and agrees that (a) each of the Underwriters and the Company would be irreparably injured in the event of a breach by the undersigned of its obligations in this letter agreement, (b) monetary damages may not be an adequate remedy for such breach and (c) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

17.          This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of a Business Combination and (ii) the liquidation of the Company; provided, that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

[Signature Page Follows]

Ken DeCubellis
Print Name of Insider

Signature

Black Ridge Oil & Gas, Inc.
Print Name of Insider

By:

Signature

Acknowledged and Agreed:

Black Ridge Acquisition Corp.

By:
Name:
Title:

EarlyBirdCapital, Inc.

By:
Name:
Title: